November 4, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nancy Rogers, CFA and David Nieman are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019 and November 2021, respectively. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon. Mr. Nieman is a vice president and portfolio manager at Mellon.

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The following information supersedes and replaces the information in the sixth paragraph in the section "Fund Details – Management" in the prospectus:

Nancy Rogers, CFA and David Nieman are the fund's primary portfolio managers for the portion of the fund's assets allocated to Mellon, positions they have held since April 2019 and November 2021, respectively. Ms. Rogers is a managing director and head of fixed income index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987. Mr. Nieman is a vice president and portfolio manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2013.

4120STK1121

November 4, 2021

BNY MELLON ADVANTAGE FUNDS, INC.
-BNY Mellon Sustainable Balanced Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
David Nieman[1]	1	$6M	34	$20.8B	24	$16.9B

[1]	Because Mr. Nieman became a primary portfolio manager of BNYMSBF as of November 4, 2021, his information is as of September 30, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
David Nieman	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
David Nieman[1]	BNYMSBF	None

[1]	Mr. Nieman became a primary portfolio manager of BNYMSBF as of November 4, 2021, and, as of September 30, 2021, he did not own any shares of the fund.

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